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                                                                   Exhibit 10.27

                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT
                   -------------------------------------------

     This Amendment No. 2 to Asset Purchase Agreement (this "Amendment") is made and entered into this 7th day of August, 2001, by and among CityVision LLC, a Delaware limited liability company, CityVision Mid-America, LLC, a Delaware limited liability company, CityVision Connecticut, LLC, a Connecticut limited liability company, CityVision Massachusetts, LLC, a Delaware limited liability company (collectively, "Seller"), NextMedia Outdoor, Inc., a Delaware corporation ("Buyer") and, solely with respect to the amendments being made to
Section 5.12 of the Agreement (as defined below), both Triumph Holdings, LLC, a Delaware limited liability company ("Triumph") and Peter McClary.

     WHEREAS, the parties to this Amendment entered into an Asset Purchase Agreement dated as of January 31, 2001, as amended (the "Agreement");

     WHEREAS, the transactions contemplated by the Agreement were consummated on February 27, 2001;

     WHEREAS, certain provisions of the Agreement were intended to be performed by or otherwise to bind the parties following the closing of the transactions contemplated by the Agreement, including, without limitation, the provisions contained in Section 2.5, Section 5.12 and Article X of the Agreement; and

     WHEREAS, the parties hereto desire to make certain amendments to the Agreement to memorialize their current intent with respect to the subject matter thereof.

     NOW THEREFORE, in consideration of the premises, the covenants and the agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. BUYOUT

     Concurrently with the execution of this Amendment, Buyer shall pay to Seller the sum of Six Hundred Thousand Dollars ($600,000) by wire transfer of immediately available funds to an account designated by Seller in writing to Buyer in full satisfaction of seventy-five percent (75%) of the Earn-Out amount that would otherwise become due and payable to Seller in accordance with the provisions of Section 2.5(b) of the Agreement at the end of the Earn-Out Period. Seller shall be entitled to receive the remaining twenty-five percent (25%) of the Earn-Out amount as provided in Section 2.5(b) of the Agreement, as amended by Section 2.2(a) of this Amendment.

SECTION 2. AMENDMENTS

     The Agreement is hereby amended as follows:
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     2.1 Section 1.1. Defined Terms. Section 1.1 of the Agreement shall be
         --------------------------
amended by deleting the definition of "Management Agreement" in its entirety and replacing it with the following:

          "Management Agreement" shall mean that certain Management Agreement, as amended, dated as of February 27, 2001, between CityVision and Buyer."

          Section 1.1 of the Agreement shall be amended further by deleting each of the following definitions in their entirety: (i) "Notice Period"; (ii) "Permitted Site"; (iii) "Permitted Site Notice"; (iv) "Permitted Site Price"; and (v) "Third Party Price".

     2.2 Section 2.5. Purchase Price.
         ---------------------------

          (a) Section 2.5(b) of the Agreement is hereby amended by deleting the second sentence of Section 2.5(b) in its entirety and replacing it with the following:

          "For the purposes hereof, the "Earn-Out" shall mean an amount equal to twenty-five percent (25%) of: (i) the sum of (x) Cash Flow (as defined in
                                           ---
     paragraph (c) below) attributable to the Assets and other Assets of the Buyer purchased by Buyer in accordance with the terms and conditions of the Management Agreement located on any Identified Site (as such term is defined in the Management Agreement), plus (y) Cash Flow attributable to
                                           ----
     the Assets and other assets of the Buyer purchased by Buyer in accordance with the terms and conditions of the Management Agreement located on any Identified Site, which have been sold, assigned or transferred by Buyer after the Closing Date to a third party at any time during the Earn-Out Period, (ii) multiplied by seven (7), minus (iii) the sum of (x) the
                  ----------               -----           ---
     Closing Payment, (y) Capital Expenditures (as defined in the Management Agreement) incurred by Buyer (or committed by Buyer to the extent any Cash Flow has been generated with respect thereto) in connection with the construction of any Advertising Displays during the Earn-Out Period and (z) Overhead Costs and Development Costs (as such terms are defined in the Management Agreement), (iv) plus the amount equal to the excess of Period
                                 ----
     Cash Flow (as defined below) over $1,250,000."

          (b) Section 2.5(b) of the Agreement is hereby further amended by deleting the last sentence, beginning with the phrase "Notwithstanding the foregoing", in its entirety.

     2.3 Section 5.12. Noncompetition and Nonsolicitation. Sections 5.12(a) and
         ------------------------------------------------
(b) of the Agreement are hereby amended by deleting Sections 5.12(a) and (b) in their entirety and replacing them with the following:

          (a) As additional consideration for Buyer's agreement to purchase the Assets and to pay the Purchase Price to Seller, Triumph (the "Restricted Party") has agreed to the noncompetition provision set forth in subparagraph (b) below (the "Restrictive Covenant"). The Restricted Party hereby acknowledges that (i) the Restrictive Covenant is being entered into in connection with Seller's sale of the Assets, and (ii) in the absence of the Restricted Party's agreeing to be bound by the terms and conditions of the Restrictive Covenant, the sale would not have been consummated by Buyer.

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          (b) During the original term of the Management Agreement and for a period of 18 months thereafter (the "Noncompete Period"), the Restricted Party will not, within any of the Markets, directly or indirectly, carry on, engage in, assist in or have any financial interest in, or otherwise participate or be involved in any way in, as an owner, partner, member, employee, agent, officer, board member, consultant, independent contractor or shareholder, any outdoor advertising business that is competitive with the Business. Nothing herein shall prohibit the Restricted Party from being a passive owner of not more than five percent (5%) of the outstanding stock of any class of securities of a corporation or other entity engaged in such business which is publicly traded and in which he/it has no active participation.

     2.4 Section 11.1. Notices. Section 11.1 of the Agreement is hereby amended
         ---------------------
by deleting the notice address for Seller in its entirety and replacing it with the following:

         If to any Seller:

                  CityVision, LLC
                  5 Wildflower Circle
                  Westfield, Massachusetts  01085
                  Attention:  Peter McClary
                  Telecopy No.:  (413) 562-4803

         With a copy to:

                  Ronda G. Parish
                  Gaberman & Parish, P.C.
                  32 Hampden Street
                  Springfield, Massachusetts 01103
                  Telecopy No.:  (413) 732-5439

SECTION 3. REAFFIRMATION OF AGREEMENT

          Except as expressly provided herein, the Agreement is not otherwise amended, modified or affected by this Amendment, and the Agreement and the obligations of the parties hereto thereunder are hereby ratified and confirmed by the parties in all respects.

SECTION 4. CAPITALIZED TERMS

          Any capitalized term used, but not otherwise defined, in this Amendment shall have the meaning set forth in the Agreement.

SECTION 5. BINDING EFFECT

          This Amendment shall benefit and bind the parties and their respective assigns, successors, and legal representatives.

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SECTION 6. GOVERNING LAW

          This Amendment shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

SECTION 7. COUNTERPARTS

          This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall be but one and the same agreement.

            [The Remainder of this Page Is Intentionally Left Blank.]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                                NEXTMEDIA OUTDOOR, INC.


                                                By:_____________________________
                                                      Sean R. Stover
                                                      Vice President

                                                CITYVISION, LLC


                                                By:   Triumph Holdings, LLC,
                                                      its Managing Member


                                                By:_____________________________
                                                      James J. Sullivan,
                                                      Manager

                                                CITYVISION MID-AMERICA, LLC


                                                By:   CityVision, LLC,
                                                      its Managing Member


                                                By:   Triumph Holdings, LLC,
                                                      its Managing Member


                                                By:_____________________________
                                                      James J. Sullivan,
                                                      Manager
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                                                CITYVISION CONNECTICUT, LLC


                                                By:   CityVision, LLC,
                                                      its Managing Member


                                                By:   Triumph Holdings, LLC,
                                                      its Managing Member


                                                By:_____________________________
                                                      James J. Sullivan,
                                                      Manager

                                                CITYVISION MASSACHUSETTS, LLC


                                                By:   CityVision, LLC,
                                                      its Managing Member


                                                By:   Triumph Holdings, LLC,
                                                      its Managing Member


                                                By:_____________________________
                                                      James J. Sullivan,
                                                      Manager
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          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above solely with respect to Section 5.12.

                                                TRIUMPH HOLDINGS, LLC


                                                By:_____________________________
                                                      James J. Sullivan,
                                                      Manager


                                                   _____________________________
                                                      Peter McClary